Exhibit 99.1

FOR IMMEDIATE RELEASE

Creative Realities, Inc. Unveils Non-Contact, AI-Enabled

Temperature Detection Solution to Assist Businesses in Safely Reopening

The Thermal Mirror assists Businesses and Employers in Getting Back to Business

LOUISVILLE, KY – April 28, 2020 – Creative Realities, Inc. (“Creative Realities,” “CRI,” or the “Company”) (NASDAQ: CREX, CREXW), a leading expert and provider of digital marketing solutions, announced today the launch of an AI-integrated non-contact temperature inspection “station” known as the “Thermal Mirror,” which is available for immediate order in North America. The Thermal Mirror is a turnkey, plug-and-play solution that addresses the urgent need for businesses and employers to build consumer and employee confidence as the world goes back to work as stay-at-home orders are reduced or relieved throughout the United States.

Rick Mills, Chief Executive Officer, remarked, "Due to COVID-19, every single vertical we serve is facing the challenge of how to mitigate fears of safely visiting and returning to work, irrespective of industry. Our core business is built around technologies that inspire better customer experiences, and this is the most critical barrier brands and businesses are facing today. We felt an obligation to assist in addressing this concern, and we believe that the Thermal Mirror is an ideal solution. We’re able to put our digital integration experience to work, to wrap the software interface with a customized experience designed for a wide variety of commercial use cases. Moreover, we can capture analytics that help our clients meet their operational, compliance and HR requirements. We do not believe this is possible with other current off-the-shelf options.”

The Thermal Mirror leverages thermal technology, which captures infrared radiation from objects and creates an electronic image and results based on temperature differences. Thermal cameras garnered widespread use at airports in Asia after the SARS epidemic in 2003, but the cost has ranged between $5,000 and $20,000, making it cost prohibitive for use at scale. As the world grapples with COVID-19, Amazon and other global companies have begun using them as a faster, often more accurate means of taking employee temperatures. By integrating our thermal technology with an AI-enabled software platform powered by our partner, InReality, important functionality like response customization, analytics, networking and synchronizing of Thermal Mirror, anomaly alerts and compliance logs for legal audit trails become available.

What makes the Thermal Mirror a safe space solution – not just a product like many of the others that are popping up – is the Artificial Intelligence and impressive analytics capabilities behind it. Combined with the ability to integrate data with other cloud-based systems – and networked - this becomes an enterprise level solution that we believe elevates its position in the marketplace.

“How the Thermal Mirror is communicated, interacted with and woven into the overarching experience is imperative, as is the ability to customize, automate, audit and optimize it’s use,” commented Ron Levac, InReality Chief Executive Officer. “I believe combining InReality’s ability to capture and report data through a cloud-based solution, including integrations with HRIS, security, and other third-party platforms, with Creative Realities’ core expertise – CX design, deployment capabilities, and rock-solid field management and support – has created a fully turnkey offering.”

Laura Davis-Taylor, InReality Chief Strategy Officer, added that “CRI and InReality are technology companies, but this challenge starts with human psychology. The fact is, we don’t have all the facts. When perception is reality, this is one thing we can do now. It’s important that we’re sensitive; we don’t know how people and employees will respond to each new circumstance that comes about as a result of COVID-19. We see our responsibility as creating the most effective interaction design possible while working to meet compliance requirements. We believe that the CRI-InReality partnership allows us to design, develop and deliver a rapid solution at the speed and scale the marketplace requires at this very vulnerable time in our lives.”

More information on the Thermal Mirror can be found at cri.com.

About Creative Realities, Inc.

Creative Realities helps clients use the latest omnichannel technologies to inspire better customer experiences.  Founded over 15 years ago, CRI designs, develops and deploys consumer experiences for high-end enterprise level networks, and is actively providing recurring SaaS and support services for more than fifteen diverse vertical markets, including but not limited to Automotive, Advertising Networks, Apparel & Accessories, Convenience Stores, Foodservice/QSR, Gaming, Theater, and Stadium Venues. The Company acquired Allure Global Solutions, Inc. in November 2018, expanding the Company’s operations to five offices across North America with active installations in more than 10 countries.

About InReality

InReality is a venue analytics platform that transforms most any tracking, measurement and influencing technology into the metrics that matter most. They do it by harnessing data from IoT sensors and other measurement and influencing technologies into one simple platform that produces only the most critical KPIs, then enabling predictive or personalized responses. With it, venues can both prove and improve their ‘phygital’ touchpoints across multiple locations at scale, but without the complexity or limitations of multiple sensors and disparate dashboards. Owners and retailers make their spaces more meaningful for their patrons, and brand advertisers finally get the analytic ammunition they need to optimize their strategies and defend their marketing spend.

Cautionary Note on Forward-Looking Statements

This press release contains certain statements that are "forward-looking statements" under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and includes, among other things, discussions of our business strategies, future operations and capital resources. Words such as “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements reflect management’s present expectations and estimates regarding future expenses, revenue and profitability, trends affecting our financial condition and results of operations, operating efficiencies, revenue opportunities, potential new markets, and the ability of the Company to effectively compete in a highly competitive market. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, the Company’s actual results, performance, or achievements are subject to future risks and uncertainties, any of which could materially adversely affect the Company’s actual performance. Risks and uncertainties that could adversely affect such performance include, but are not limited to: the inadequacy of funds for future operations; future expenses, revenue and profitability; trends affecting financial condition and results of operations; ability to convert proposals into customer orders; the ability of customers to pay for products and services; the acceptance of our products in the marketplace; the impact of changing customer requirements upon revenue recognition; customer cancellations; the availability and terms of additional capital; ability to develop, market and sell new products; dependence on key suppliers, manufacturers and strategic partners; industry trends and the competitive environment; increased competition from our better capitalized competitors; the impact of the Company’s financial condition upon customer and prospective customer relationships; and the impact of losing one or more senior executives or failing to attract additional key personnel. These and other risk factors are discussed in Company reports filed with the Securities and Exchange Commission.

Given these uncertainties, and the fact that forward-looking statements represent management’s estimates and assumption as of the date of this press release, you should not attribute undue certainty to these forward-looking statements. We assume no obligation to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements contained in this press release, even if new information becomes available in the future.

CRI Sales:

888-323-3633

https://cri.com/creative-realities-contact-us/

CRI Investor Relations:

ir@cri.com

https://investors.cri.com/